                     STOCKHOLDER PROTECTION RIGHTS AGREEMENT

                     STOCKHOLDER PROTECTION RIGHTS AGREEMENT

                                   dated as of

                                January 18, 1995

                                     between

                        PROVIDENT BANKSHARES CORPORATION

                                       and

                           PROVIDENT BANK OF MARYLAND,

                                 as Rights Agent





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                     STOCKHOLDER PROTECTION RIGHTS AGREEMENT
                     ---------------------------------------

      STOCKHOLDER  PROTECTION  RIGHTS  AGREEMENT  (as amended from time to time,

this "Agreement"),  dated as of January 18, 1995,  between Provident  Bankshares

Corporation,  a Maryland  corporation  (the  "Company"),  and Provident  Bank of

Maryland,  as Rights Agent (the  "Rights  Agent",  which term shall  include any successor Rights Agent hereunder).


                             W I T N E S S E T H :
                             -------------------

      WHEREAS,  the Board of  Directors  of the Company has (a)  authorized  and declared a dividend  of one right  ("Right")  in respect of each share of Common

Stock (as  hereinafter  defined)  held of record as of the close of  business on

January  30,  1998 (the  "Record  Time") and (b) as  provided  in  Section  2.4,

authorized  the  issuance of one Right in respect of each share of Common  Stock issued after the Record Time and prior to the  Separation  Time (as  hereinafter defined) and, to the extent  provided in Section 5.3, each share of Common Stock issued after the Separation Time;

      WHEREAS,  subject to Sections 3.1, 5.1 and 5.10,  each Right  entitles the holder thereof, after the Separation Time, to purchase securities of the Company

(or, in certain  cases,  of certain  other  entities)  pursuant to the terms and subject to the conditions set forth herein; and

      WHEREAS,  the Company desires to appoint the Rights Agent to act on behalf of the Company,  and the Rights Agent is willing so to act, in  connection  with the issuance,  transfer,  exchange and  replacement of Rights  Certificates  (as hereinafter  defined),  the  exercise  of Rights and other  matters  referred to herein;

      NOW  THEREFORE,  in  consideration  of the  premises  and  the  respective agreements set forth herein, the parties hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

      1.1 Certain  Definitions.  For purposes of this  Agreement,  the following
          --------------------
terms have the meanings indicated:

      "Acquiring  Person" shall mean any Person who is a Beneficial Owner of 10%

or more of the outstanding shares of Common Stock;  provided,  however, that the term  "Acquiring  Person" shall not include any Person (i) who is the Beneficial

Owner of 10% or more of the  outstanding  shares of Common  Stock on the date of this  Agreement or who shall become the  Beneficial  Owner of 10% or more of the outstanding  shares of Common Stock solely as a result of an  acquisition by the

Company of shares of Common  Stock,  until such time  hereafter or thereafter as any of such Persons shall become the Beneficial  Owner (other than by means of a stock  dividend or stock split) of any additional  shares of Common Stock,  (ii)

who is the Beneficial  Owner of 10% or more of the outstanding  shares of Common

Stock but who acquired  Beneficial  Ownership of shares of Common Stock  without any plan or intention to seek or affect  control of the Company,  if such Person

promptly  enters  into  an  irrevocable   commitment  promptly  to  divest,  and

thereafter   promptly  divests  (without  exercising  or  retaining  any  power,

including  voting,  with respect to such  shares),  sufficient  shares of Common

Stock (or securities  convertible  into,  exchangeable  into or exercisable  for

Common  Stock) so that such Person ceases to be the  Beneficial  Owner of 10% or more of the outstanding  shares of Common Stock or (iii) who  Beneficially  Owns shares of Common Stock consisting  solely of one or more of (A) shares of Common

Stock  Beneficially Owned pursuant to the grant or exercise of an option granted to such Person by the Company in connection  with an agreement to merge with, or acquire,  the Company entered into prior to a Flip-in Date, (B) shares of Common

Stock (or securities  convertible  into,  exchangeable  into or exercisable  for

Common Stock),

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Beneficially Owned by such Person or its Affiliates or Associates at the time of grant of such  option,  (C) shares of Common Stock (or,  securities  convertible into,  exchangeable into or exercisable for Common Stock) acquired by Affiliates or  Associates  of such  Person  after  the  time of such  grant  which,  in the aggregate,  amount to less than 1% of the outstanding shares of Common Stock and

(D) shares of Common Stock (or securities convertible into, exchangeable into or exercisable  for Common Stock) which are held by such Person in trust  accounts,

managed  accounts and the like or otherwise held in a fiduciary  capacity,  that are beneficially  owned by third persons who are not Affiliates or Associates of such Person or acting  together  with such Person to hold such shares,  or which are held by such Person in respect of a debt previously contracted. In addition,

the Company,  any wholly-owned  Subsidiary of the Company and any employee stock ownership  or other  employee  benefit  plan of the  Company  or a  wholly-owned

Subsidiary of the Company shall not be an Acquiring Person.

      "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as such Rule is in effect on the date of this Agreement.

      A Person shall be deemed the "Beneficial  Owner",  and to have "Beneficial

Ownership" of, and to "Beneficially Own", any securities as to which such Person or any of such  Person's  Affiliates or Associates is or may be deemed to be the beneficial  owner of  pursuant  to Rule  13d-3  and 13d-5  under the  Securities

Exchange Act, as such Rules are in effect on the date of this  Agreement as well as any securities as to which such Person or any of such Person's  Affiliates or

Associates  has the right to become  Beneficial  Owner  (whether  such  right is exercisable  immediately  or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the

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Rights),  warrants or options, or otherwise;  provided,  however,  that a Person
                                              --------   -------
shall not be deemed the "Beneficial  Owner",  or to have "Beneficial  Ownership"

of, or to "Beneficially  Own", any security (i) solely because such security has been tendered  pursuant to a tender or exchange offer made by such Person or any of such  Person's  Affiliates  or  Associates  until such  tendered  security is accepted  for payment or exchange or (ii) solely  because  such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy or consent  solicitation made to more than ten holders of shares of a class of stock of the Company  registered  under Section 12 of the  Securities

Exchange Act of 1934 and pursuant to, and in  accordance  with,  the  applicable rules and regulations under the Securities  Exchange Act of 1934, except if such power (or the arrangements  relating thereto) is then reportable under Item 6 of

Schedule 13D under the Securities Exchange Act of 1934 (or any similar provision of a comparable or successor report).  Notwithstanding the foregoing, no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person by virtue of any actions such officer or director takes in such capacity.  For purposes of this Agreement,  in determining the percentage of the outstanding  shares  of  Common  Stock  with  respect  to which a Person  is the

Beneficial  Owner,  all shares as to which such Person is deemed the  Beneficial

Owner shall be deemed outstanding.

      "Business  Day" shall mean any day other than a Saturday,  Sunday or a day on which banking institutions in Baltimore, Maryland are generally authorized or obligated by law or executive order to close.

      "Close of  business"  on any given date  shall  mean 5:00 p.m.  Baltimore,

Maryland  time on such date (or, if such date is not a Business  Day,  5:00 p.m.

Baltimore, Maryland time on the next succeeding Business Day).

      "Common Stock" shall mean the shares of Common Stock,  par value $1.00 per share, of the Company.

      "Exchange  Time"  shall mean the time at which the right to  exercise  the

Rights shall terminate pursuant to Section 3.1(c) hereof.

      "Exercise  Price" shall mean, as of any date,  the price at which a holder may purchase  the  securities  issuable  upon  exercise of one whole Right.  The

Exercise  Price shall equal $120,  subject to adjustment in accordance  with the terms hereof from and after July 15, 1998.

      "Expiration  Time" shall mean the earliest of (i) the Exchange Time,  (ii)

the  Redemption  Time,  (iii)  January  18, 2005 and (iv) upon the merger of the

Company into another corporation  pursuant to an agreement entered into prior to a Flip-in Date.

      "Flip-in  Date"  shall  mean  the  tenth  business  day  after  any  Stock

Acquisition  Date or such earlier or later date as the Board of Directors of the

Company  may from time to time fix by  resolution  adopted  prior to the Flip-in

Date that would otherwise have occurred.

      "Flip-over  Entity", for  purposes of Section  3.2,  shall mean (i) in the case  of a  Flip-over  Transaction  or  Event  described  in  clause  (i) of the definition  thereof,  the Person  issuing any  securities  into which  shares of

Common Stock are being  converted or exchanged  and, if no such  securities  are being issued, the other party to such Flipover  Transaction or Event and (ii) in the case of a Flipover  Transaction  or Event  referred to in clause (ii) of the definition  thereof,  the Person receiving the greatest portion of the assets or earning power being transferred in such Flip-over

Transaction or Event,  provided in all cases if such Person is a subsidiary of a corporation, the parent corporation shall be the Flip-over Entity.

      "Flip-over  Stock"  shall  mean  the  capital  stock  (or  similar  equity interest) with the greatest voting power in respect of the election of directors

(or other  persons  similarly  responsible  for  direction  of the  business and affairs) of the Flip-over Entity.

      "Flip-over  Transaction  or Event" shall mean a  transaction  or series of transactions  after a Flip-in  Date in which,  directly or  indirectly,  (i) the

Company shall  consolidate  or merge or participate in a share exchange with any other Person if, at the time of the  consolidation,  merger or share exchange or at the time the  Company  enters  into any  agreement  with  respect to any such consolidation, merger or share exchange, the Acquiring Person Controls the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation,  merger or share exchange  relating to the  Acquiring  Person is not  identical  to the terms and arrangements  relating  to other  holders of the Common  Stock or (B) the Person with whom the  transaction  or series of  transactions  occurs is the  Acquiring

Person or an Affiliate or Associate of the Acquiring  Person or (ii) the Company

shall sell or otherwise  transfer (or one or more of its Subsidiaries shall sell or  otherwise  transfer)  assets  (A)  aggregating  more than 50% of the  assets

(measured by either book value or fair market value) or (B) generating more than

50% of the operating  income or cash flow,  of the Company and its  Subsidiaries

(taken as a whole) to any Person  (other  than the Company or one or more of its wholly-owned  Subsidiaries)  or to two or more such Persons which are Affiliates or  Associates or otherwise  acting in concert,  if, at the time of the entry by the Company (or any such Subsidiary) into an agreement with respect to such sale or transfer of assets,  the Acquiring  Person Controls the Board of Directors of

the Company.  An Acquiring Person shall be deemed to Control the Company's Board of Directors when, following a

Flip-in Date, the persons who were  director's of the Company before the Flip-in

Date shall cease to constitute a majority of the Company's Board of Directors.

      "Market  Price"  per share of any  securities  on any date  shall mean the average of the daily closing prices per share of such securities  (determined as described  below)  on  each  of the 20  consecutive  Trading  Days  through  and including the Trading Day immediately  preceding such date;  provided,  however,

that if an event of a type  analogous to any of the events  described in Section

2.4 hereof  shall have caused the closing  prices used to  determine  the Market

Price on any Trading  Days during such period of 20 Trading Days not to be fully comparable  with the closing price on such date, each such closing price so used shall be  appropriately  adjusted in order to make it fully  comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last  reported  sale price,  regular  way, or, in case no such sale takes  place or is quoted on such date,  the average of the closing bid and asked prices, regular way, for each share of such securities,  in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc.

or, if the  securities  are not  listed or  admitted  to trading on the New York

Stock  Exchange,  Inc.,  as reported in the principal  consolidated  transaction reporting  system with respect to securities  listed on the  principal  national securities  exchange on which the  securities  are listed or admitted to trading or, if the  securities  are not listed or  admitted  to trading on any  national securities  exchange,  as reported by the  National  Association  of  Securities

Dealers,  Inc. Automated  Quotation System or such other system then in use, or,

if on any such date the  securities are not listed or admitted to trading on any national securities exchange or quoted by any such organization,  the average of the closing bid and asked  prices as furnished  by a  professional  market maker making a market in
the  securities  selected by the Board of Directors  of the  Company;  provided,

however,  that if on any such date the  securities are not listed or admitted to trading  on a national  securities  exchange  or traded in the  over-the-counter market,  the closing price per share of such  securities on such date shall mean the fair value per share of  securities on such date as determined in good faith by the Board of Directors of the Company,  after  consultation with a nationally recognized  investment banking firm, and set forth in a certificate delivered to the Rights Agent.

      "Person" shall mean any individual, firm, partnership,  association, group

(as such term is used in Rule 13d-5 under the  Securities  Exchange Act of 1934,

as such Rule is in effect on the date of this  Agreement),  corporation or other entity.

      "Preferred  Stock" shall mean the series of Class A Preferred  Stock,  par value $1.00 per share,  of the  Company  created by  Articles  Supplementary  in substantially the form set forth in Exhibit B hereto appropriately completed.

      "Redemption Price" shall mean an amount equal to one cent, $0.01.

      "Redemption  Time" shall mean the time at which the right to exercise  the

Rights shall terminate pursuant to Section 5.1 hereof.

      "Separation  Time"  shall mean the close of business on the earlier of (i)

the tenth  business  day (or such  later date as the Board of  Directors  of the

Company may from time to time fix by resolution  adopted prior to the Separation

Time that  would  otherwise  have  occurred)  after the date on which any Person commences a tender or exchange offer which, if consummated, would result in such

Person's becoming an Acquiring Person and (ii) the Flip-in Date; provided,  that if the foregoing  results in the Separation Time being prior to the Record Time,

the Separation Time shall be the Record Time and provided  further,  that if any tender or exchange offer referred to in
clause (i) of this  paragraph is cancelled,  terminated  or otherwise  withdrawn prior to the Separation  Time without the purchase of any shares of Common Stock pursuant  thereto,  such offer shall be deemed,  for purposes of this paragraph,

never to have been made.

      "Stock Acquisition Date" shall mean the first date of public  announcement by the Company (by any means) that an Acquiring Person has become such.

      "Subsidiary"  of any specified  Person shall mean any corporation or other entity of which a majority  of the voting  power of the equity  securities  or a majority of the equity interest is Beneficially  owned,  directly or indirectly,

by such Person.

      "Trading Day," when used with respect to any securities,  shall mean a day on which  the New York  Stock  Exchange,  Inc.  is open for the  transaction  of business or, if such securities are not listed or admitted to trading on the New

York Stock  Exchange,  Inc., a day on which the  principal  national  securities exchange on which such  securities are listed or admitted to trading is open for the transac tion of business or, if such  securities  are not listed or admitted to trading on any national securities exchange, a Business Day.


                                  ARTICLE II

                                  THE RIGHTS

      2.1 Summary of Rights.  As soon as practicable  after the Record Time, the
          -----------------
Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder's  address as shown by the records of the Company.

      2.2 Legend on Common Stock Certificates. Certificates for the Common Stock
          ------------------------------------
issued after the Record Time but prior to the Separation Time shall evidence one

Right for each share of

Common  Stock  represented  thereby  and shall have  impressed  on,  printed on,

written on or otherwise affixed to them the following legend:

            Until  the  Separation  Time (as  defined  in the  Rights  Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of January 18, 1995 (as such may be amended from time to time, the "Rights Agreement"), between Provident Bankshares Corporation (the "Company") and Provident Bank of Maryland, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may he evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge promptly after the receipt of a written request therefor.

      Certificates  representing  shares of Common  Stock  that are  issued  and outstanding at the Record Time shall evidence one Right for each share of Common

Stock evidenced thereby notwithstanding the absence of the foregoing legend.

      2.3 Exercise of Rights; Separation of Rights. Subject to Sections 3.1, 5.1
          ----------------------------------------
and 5.10 and subject to adjustment as herein set forth,  each Right will entitle the holder thereof,  after the Separation Time and prior to the Expiration Time,

to purchase,  for the Exercise Price, one  one-hundredth of a share of Preferred

Stock.

            (b) Until the  Separation  Time,  (i) no Right may be exercised  and

(ii) each Right will be evidenced by the certificate for the associated share of

Common Stock (together,  in the case of certificates  issued prior to the Record

Time,  with the letter mailed to the record holder  thereof  pursuant to Section

2.1) and will be  transferable  only together with, and will be transferred by a transfer (whether with or without such letter) of, such associated share.

            (c) Subject to this  Section 2.3 and to Sections  3.1, 5.1 and 5.10,

after the Separation  Time and prior to the Expiration  Time, the Rights (i) may be exercised and (ii) may be transferred  independent of shares of Common Stock.

Promptly,  following  the  Separation  Time,  the Rights Agent will mail to each holder of  record of Common  Stock as of the  Separation  Time  (other  than any

Person  whose  Rights  have become void  pursuant  to Section  3.1(b)),  at such holder's  address as shown by the records of the  Company  (the  Company  hereby agreeing  to  furnish  copies  of such  records  to the  Rights  Agent  for this purpose),  (x) a certificate (a "Rights  Certificate") in substantially the form of Exhibit A hereto appropriately  completed,  representing the number of Rights

held  by  such  holder  at  the  Separation   Time  and  having  such  marks  of

identification  or  designation  and such  legends,  summaries  or  endorsements printed thereon as the Company may deem  appropriate and as are not inconsistent with the provisions of this Agreement,  or as may be required to comply with any law or with any rule or  regulation  made  pursuant  thereto or with any rule or regulation of any national  securities exchange or quotation system on which the

Rights  may from time to time be listed or traded,  or to conform to usage,  and

(y) a disclosure statement describing the Rights.

            (d) Subject to Sections  3.1, 5.1 and 5.10,  Rights may be exercised on any Business Day after the Separation  Time and prior to the Expiration  Time by submitting to the Rights Agent the Rights Certificate  evidencing such Rights with an Election to Exercise (an  "Election to Exercise")  substantially  in the form attached to the Rights  Certificate duly completed,  accompanied by payment in cash,  or by certified or official  bank check or money order  payable to the order of the Company,  of a sum equal to the Exercise  Price  multiplied  by the number of Rights being  exercised and a sum sufficient to cover any transfer tax or charge  which may be  payable  in respect  of any  transfer  involved  in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

            (e)  Upon  receipt  of a Rights  Certificate,  with an  Election  to

Exercise  accompanied by payment as set forth in Section 2.3(d),  and subject to

Sections  3.1, 5.1 and 5.10,  the Rights Agent will  thereupon  promptly  (i)(A)

requisition from a transfer agent stock  certificates  evidencing such number of shares or other  securities  to be  purchased  (the Company  hereby  irrevocably authorizing its transfer agents to comply with all such requisitions) and (B) if

the  Company  elects   pursuant  to  Section  5.5  not  to  issue   certificates

representing fractional shares,  requisition from the depositary selected by the

Company depositary  receipts  representing the fractional shares to be purchased or  requisition  from  the  Company  the  amount  of  cash to be paid in lieu of fractional  shares in accordance with Section 5.5 and (ii) after receipt of such certificates,  depositary  receipts and/or cash, deliver the same to or upon the order of the registered  holder of such Rights  Certificate,  registered (in the case of  certificates  or  depositary  receipts) in such name or names as may be designated by such holder.

            (f) In case the holder of any Rights  shall  exercise  less than all the  Rights  evidenced  by  such  holder's  Rights  Certificate,  a  new  Rights

Certificate  evidencing the Rights  remaining  unexercised will be issued by the

Rights Agent to such holder or to such holder's duly authorized assigns.

            (g) The Company  covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares  delivered upon exercise of

Rights  shall,  at the time of  delivery  of the  certificates  for such  shares

(subject to payment of the  Exercise  Price),  be duly and  validly  authorized,

executed,  issued and delivered and fully paid and nonassessable;  (ii) take all such action as may be necessary to comply with any  applicable  requirements  of the Securities Act of 1933 or the

Securities Exchange Act of 1934, and the rules and regulations  thereunder,  and any other applicable law, rule or regulation, in connection with the issuance of any shares upon  exercise of Rights;  and (iii) pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the  exercise  of Rights,  provided  that the  Company  shall not be required to pay any  transfer  tax or charge  which may be payable in respect of any transfer involved in the transfer or delivery of Rights  Certificates or the issuance or delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised.

      2.4 Adjustments to Exercise Price;  Number of Rights. (a) In the event the
          ------------------------------------------------
Company shall at any time after the Record Time and prior to the Separation Time

(i)  declare or pay a dividend on Common  Stock  payable in Common  Stock,  (ii)

subdivide the outstanding  Common Stock or (iii) combine the outstanding  Common

Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect  after  such  adjustment  will be equal to the  Exercise  Price in effect immediately  prior to such adjustment  divided by the number of shares of Common

Stock  (the  "Expansion  Factor")  that a holder of one  share of  Common  Stock immediately  prior to such  dividend,  subdivision  or  combination  would  hold thereafter as a result thereof and (y) each Right held prior to such  adjustment will  become  that  number  of Rights  equal to the  Expansion  Factor,  and the adjusted  number of Rights will be deemed to be distributed  among the shares of

Common Stock with respect to which the original  Rights were associated (if they remain  outstanding)  and  the  shares  issued  in  respect  of  such  dividend,

subdivision  or  combination,  so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

      In the event the Company shall at any time after the Record Time and prior to the  Separation  Time issue any shares of Common  Stock  otherwise  than in a transaction  referred to in the preceding  paragraph,  each such share of Common

Stock so issued shall automatically have one new Right associated with it, which

Right shall be  evidenced by the  certificate  representing  such share.  To the extent provided in Section 5.3, Rights shall be issued by the Company in respect of shares of  Common  Stock  that are  issued or sold by the  Company  after the

Separation Time.

            (b) In the event the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to a regular  periodic  cash  dividend  or a dividend  paid  solely in Common  Stock)

whether by dividend,  in a reclassification or  recapitalization  (including any such  transaction  involving  a merger,  consolidation  or share  exchange),  or otherwise,  the Company  shall make such  adjustments,  if any, in the  Exercise

Price,  number of Rights and/or  securities or other property  purchasable  upon exercise  of  Rights  as the  Board of  Directors  of the  Company,  in its sole discretion,  may deem to be  appropriate  under  the  circumstances  in order to adequately  protect the  interests of the holders of Rights  generally,  and the

Company and the Rights Agent shall amend this  Agreement as necessary to provide for such adjustments.

            (c) Each  adjustment  to the  Exercise  Price made  pursuant to this

Section 2.4 shall be calculated  to the nearest cent.  Whenever an adjustment to the Exercise  Price is made  pursuant to this Section 2.4, the Company shall (i)

promptly  prepare  a  certificate  setting  forth  such  adjustment  and a brief statement of the facts  accounting  for such  adjustment  and (ii) promptly file with the Rights Agent and with each  transfer  agent for the Common Stock a copy of such certificate.

            (d) Rights  certificates shall represent the securities  purchasable under the terms of this  Agreement,  including  any  adjustment or change in the

securities   purchasable   upon  exercise  of  the  Rights,   even  though  such

certificates  may continue to express the securities  purchasable at the time of issuance of the initial Rights Certificates.

      2.5 Date on Which  Exercise  is  Effective.  Each person in whose name any
          --------------------------------------
certificate  for  shares is issued  upon the  exercise  of Rights  shall for all purposes be deemed to have become the holder of record of the shares represented thereby on the date upon which the Rights Certificate evidencing such Rights was duly  surrendered  and  payment of the  Exercise  Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided,  however,  that if the date of such surrender and
                     --------   -------
payment is a date upon which the stock transfer books of the Company are closed,

such person shall be deemed to have become the record  holder of such shares on,

and such certificate  shall be dated, the next succeeding  Business Day on which the stock transfer books of the Company are open.

      2.6 Execution, Authentication, Delivery and Dating of Rights Certificates.
          ---------------------------------------------------------------------
(a) The Rights  Certificates  shall be  executed on behalf of the Company by its

Chairman  of the  Board,  President  or one of its Vice  Presidents,  under  its corporate  seal  reproduced  thereon  attested  by its  Secretary  or one of its

Assistant  Secretaries.  The  signature  of any of these  officers on the Rights

Certificates may be manual or facsimile.

      Rights  Certificates   bearing  the  manual  or  facsimile  signatures  of

individuals  who were at any time the proper  officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such  offices  prior to the  countersignature  and  delivery of such Rights

Certificates.

      Promptly  after the  Separation  Time,  the Company will notify the Rights

Agent of such Separation Time and will deliver Rights  Certificates  executed by the Company to the Rights Agent, for  countersignature,  and, subject to Section

3.1(b),  the Rights  Agent shall  manually  countersign  and deliver such Rights

Certificates to the holders of the Rights pursuant to Section 2.3(c) hereof.  No

Rights Certificate shall be valid for any purpose unless manually  countersigned by the Rights Agent.

      (b) Each Rights  Certificate  shall be dated the date of  countersignature thereof.

      2.7  Registration,  Registration  of Transfer and  Exchange.(a)  After the
           -------------------------------------------------------
Separation  Time,  the  Company  will cause to be kept a register  (the  "Rights

Register") in which, subject to such reasonable regulations as it may prescribe,

the Company will provide for the registration and transfer of Rights. The Rights

Agent is hereby appointed "Rights  Registrar" for the purpose of maintaining the

Rights Register for the Company and  registering  Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar,  the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

      After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate,  and subject to the provisions of Section  2.7(c) and (d), the Company will execute,  and the

Rights  Agent will  countersign  and  deliver,  in the name of the holder or the designated  transferee  or  transferees,  as required  pursuant to the  holder's instructions,  one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

            (b)  Except as  otherwise  provided  in Section  3.1(b),  all Rights issued upon any  registration  of  transfer  or exchange of Rights  Certificates shall be the valid obligations of the

Company,  and such  Rights  shall be entitled  to the same  benefits  under this

Agreement  as the Rights  surrendered  upon such  registration  of  transfer  or exchange.

            (c)  Every  Rights  Certificate   surrendered  for  registration  of

transfer or exchange  shall be duly  endorsed,  or be  accompanied  by a written instrument of transfer in form  satisfactory to the Company or the Rights Agent,

as the case  may be,  duly  executed  by the  holder  thereof  or such  holder's attorney duly  authorized in writing.  As a condition to the issuance of any new

Rights  Certificate  under this Section 2.7, the Company may require the payment of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto.

            (d) The Company  shall not be required to register  the  transfer or exchange of any Rights after such Rights have become void under Section  3.1(b),

been exchanged under Section 3.1(c) or been redeemed or terminated under Section

5.1.

      2.8  Mutilated,  Destroyed,  Lost and Stolen Rights  Certificates.  (a) If
           -------------------------------------------------------------
any mutilated Rights Certificate is surrendered to the Rights Agent prior to the

Expiration Time, then,  subject to Sections 3.1(b),  3.1(c) and 5.1, the Company shall  execute and the Rights  Agent shall  countersign  and deliver in exchange therefor a new Rights  Certificate  evidencing  the same number of Rights as did the Rights Certificate so surrendered.

            (b) If there shall be  delivered to the Company and the Rights Agent prior  to  the  Expiration  Time  (i)  evidence  to  their  satisfaction  of the destruction,  loss or theft of any Rights  Certificate and (ii) such security or indemnity  as may be  required  by them to save  each of them  and any of  their agents harmless,  then,  subject to Sections  3.1(b),  3.1(c) and 5.1 and in the absence  of  notice  to the  Company  or  the  Rights  Agent  that  such  Rights

Certificate  has been  acquired  by a bona fide  purchaser,  the  Company  shall execute and upon its request the Rights

Agent shall  countersign  and deliver,  in lieu of any such  destroyed,  lost or stolen Rights Certificate,  a new Rights Certificate  evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

            (c) As a condition  to the  issuance  of any new Rights  Certificate under this Section 2.8, the Company may require the payment of a sum  sufficient to cover any tax or other  governmental  charge  that may be imposed in relation thereto and any other  expenses  (including  the fees and expenses of the Rights

Agent) connected therewith.

            (d) Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed,  lost or stolen Rights  Certificate  shall evidence an original additional  contractual  obligation of the Company,  whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b), shall be entitled to all the benefits of this Agreement  equally and  proportionately  with any and all other Rights duly issued hereunder.

      2.9  Persons  Deemed  Owners.   Prior  to  due  presentment  of  a  Rights
           -----------------------
Certificate  (or,  prior to the Separation  Time,  the  associated  Common Stock certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights  Agent may deem and treat the person in whose name such Rights  Certificate  (or,  prior to the Separation  Time,  such Common

Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced  thereby for all  purposes  whatsoever,  including  the payment of the

Redemption  Price and neither the Company nor the Rights Agent shall be affected by any notice to the con trary.  As used in this  Agreement,  unless the context otherwise requires, the term "holder" of any

Rights  shall  mean the  registered  holder  of such  Rights  (or,  prior to the

Separation Time, the associated shares of Common Stock).

      2.10 Delivery and  Cancellation of Certificates.  All Rights  Certificates
           ------------------------------------------
surrendered  upon exercise or for registration of transfer or exchange shall, if surrendered  to any person  other than the Rights  Agent,  be  delivered  to the

Rights Agent and, in any case, shall be promptly  cancelled by the Rights Agent.

The Company may at any time  deliver to the Rights  Agent for  cancellation  any

Rights Certificates  previously  countersigned and delivered hereunder which the

Company may have acquired in any manner whatsoever,  and all Rights Certificates so  delivered  shall be  promptly  cancelled  by the  Rights  Agent.  No  Rights

Certificates  shall be  countersigned  in lieu of or in exchange  for any Rights

Certificates  cancelled  as provided in this Section  2.10,  except as expressly permitted by this Agreement.  The Rights Agent shall return all cancelled Rights

Certificates to the Company.

      2.11 Agreement of Rights Holders.  Every holder of Rights by accepting the
           ---------------------------
same  consents  and agrees with the Company and the Rights  Agent and with every other holder of Rights that:

            (a) prior to the Separation  Time,  each Right will be  transferable only together  with,  and will be  transferred  by a transfer of, the associated share of Common Stock;

            (b) after the  Separation  Time,  the  Rights  Certificates  will be transferable only on the Rights Register as provided herein;

            (c) prior to due presentment of a Rights  Certificate  (or, prior to the Separation Time, the associated  Common Stock  certificate) for registration of transfer,  the Company,  the Rights Agent and any agent of the Company or the

Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the

Company nor the Rights Agent shall be affected by any notice to the contrary;

            (d) Rights  beneficially  owned by certain  Persons will,  under the circumstances set forth in Section 3.1(b), become void; and

            (e) This Agreement may be  supplemented or amended from time to time pursuant to Section 2.4(b) or 5.4 hereof.

                                  ARTICLE III

                         ADJUSTMENTS TO THE RIGHTS IN

                       THE EVENT OF CERTAIN TRANSACTIONS

      3.1 Flip-in.  (a) In the event that prior to the Expiration Time a Flip-in
          -------
Date shall  occur,  except as provided  in this  Section  3.1,  each Right shall constitute  the right to purchase  from the Company,  upon  exercise  thereof in accordance  with the terms hereof (but subject to Section 5.10),  that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition

Date  equal to twice the  Exercise  Price  for an  amount  in cash  equal to the

Exercise Price (such right to be appropriately  adjusted in order to protect the interests of the holders of Rights  generally in the event that on or after such

Stock  Acquisition  Date  an  event  of a type  analogous  to any of the  events described  in Section  2.4(a) or (b) shall  have  occurred  with  respect to the

Common Stock).

            (b)  Notwithstanding  the  foregoing,  any  Rights  that are or were

Beneficially Owned on or after the Stock Acquisition Date by an Acquiring Person or an Affiliate or

Associate  thereof  or by any  transferee,  direct  or  indirect,  of any of the

foregoing   shall  become  void  and  any  holder  of  such  Rights   (including

transferees)  shall thereafter have no right to exercise or transfer such Rights under any provision of this  Agreement.  If any Rights  Certificate is presented for assignment or exercise and the Person  presenting the same will not complete the  certification  set forth at the end of the form of  assignment or notice of election to exercise and provide such additional evidence of the identity of the

Beneficial Owner and its Affiliates and Associates (or former  Beneficial Owners and their  Affiliates and Associates) as the Company shall  reasonably  request,

then the Company shall be entitled  conclusively  to deem the  Beneficial  Owner thereof to be an Acquiring  Person or an  Affiliate  or  Associate  thereof or a transferee  of any  of the  foregoing  and  accordingly  will  deem  the  Rights evidenced thereby to be void and not transferable or exercisable.

            (c) The Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock,

elect to exchange all (but not less than all) the then outstanding Rights (which shall not include  Rights that have become void  pursuant to the  provisions  of

Section  3.1(b)) for shares of Common Stock at an exchange ratio of one share of

Common Stock per Right, appropriately adjusted in order to protect the interests of holders of Rights  generally in the event that after the  Separation  Time an event of a type  analogous to any of the events  described in Section  2.4(a) or

(b) shall have occurred with respect to the Common Stock (such  exchange  ratio,

as adjusted from time to time,  being  hereinafter  referred to as the "Exchange

Ratio").

      Immediately  upon the  action of the  Board of  Directors  of the  Company electing to  exchange  the  Rights,  without any further  action and without any notice,  the right to exercise the Rights will  terminate  and each Right (other than Rights that have become void  pursuant to Sec tion 3.1(b)) will  thereafter represent  only the right to receive a number of shares of Common Stock equal to the Exchange Ratio. Promptly after the action of the Board of Directors electing to exchange the Rights,  the Company shall give notice thereof  (specifying  the steps to be taken to receive  shares of Common  Stock in exchange for Rights) to the Rights  Agent and the  holders of the Rights  (other  than  Rights that have become void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.9.

      Each  Person in whose name any  certificate  for shares is issued upon the exchange of Rights  pursuant to this Section  3.1(c) or Section 3.1(d) shall for all  purposes  be  deemed to have  become  the  holder  of record of the  shares represented thereby on, and such certificate shall be dated, the date upon which the Rights  Certificate  evidencing such Rights was duly surrendered and payment of any applicable taxes and other governmental charges payable by the holder was made;  provided,  however,  that if the date of such  surrender and payment is a
       --------   -------
date upon which the stock transfer books of the Company are closed,  such Person shall be deemed to have  become  the record  holder of such  shares on, and such certificate shall be dated, the next succeeding  Business Day on which the stock transfer books of the Company are open.

            (d) whenever the Company shall become obligated under Section 3.1(a)

or (c) to issue  shares of Common  Stock upon  exercise  of or in  exchange  for

Rights, the Company,  at its option, may substitute therefor shares of Preferred

Stock,  at a ratio of one  one-hundredth  of a share of Preferred Stock for each share of Common Stock so issuable.

            (e) In the event that there shall not be sufficient  treasury shares or  authorized  but unissued  shares of Common  Stock or Preferred  Stock of the

Company to permit the  exercise or exchange in full of the Rights in  accordance with  Section  3.1(a) or (c),  the  Company  shall  either (i) call a meeting of stockholders  seeking  approval  to cause  sufficient  additional  shares  to be authorized (provided that if such approval is not obtained the Company will take the action  specified in clause (ii) of this  sentence) or (ii) take such action as shall be  necessary  to  ensure  and  provide,  to the  extent  permitted  by applicable  law and  any  agreements  or  instruments  in  effect  on the  Stock

Acquisition  Date to which it is a  party,  that  each  Right  shall  thereafter constitute  the right to receive,  (x) at the  Company's  option,  either (A) in return for the Exercise Price,  debt or equity  securities or other assets (or a combination  thereof)  having a fair value equal to twice the Exercise Price, or

(B) without payment of consideration (except as otherwise required by applicable law),  debt or equity  securities  or other  assets (or a  combination  thereof)

having  a fair  value  equal  to the  Exercise  Price,  or (y) if the  Board  of

Directors  of the  Company  elects to  exchange  the Rights in  accordance  with

Section  3.1(c),  debt or equity  securities  or other assets (off a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in  Date times the  Exchange  Ratio in effect on the

Flip-in Date,  where in any case set forth in (x) or (y) above the fair value of such debt or equity  securities  or other assets shall be as  determined in good faith by the  Board of  Directors  of the  Company,  after  consultation  with a nationally recognized investment banking firm.

      3.2  Flip-over.  (a) Prior to the  Expiration  Time, the Company shall not
           ---------
enter into any  agreement  with  respect to,  consummate  or permit to occur any

Flip-over  Transaction  or Event  unless and until it shall have  entered into a supplemental agreement with the Flip-over Entity, for the benefit of the holders of the Rights, providing that, upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute  the right to  purchase  from the  Flip-over  Entity,  upon  exercise thereof in accordance with the terms hereof,  that number of shares of Flip-over

Stock of the Flip-over  Entity  having an aggregate  Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of

Rights generally in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.4(a) or

(b) shall  have  occurred  with  respect  to the  Flip-over  Stock) and (ii) the

Flip-over Entity shall thereafter be liable for, and shall assume,  by virtue of such Flip-over  Transaction or Event and such  supplemental  agreement,  all the obligations and duties of the Company pursuant to this Agreement. The provisions of this Section 3.2 shall apply to successive Flip-over Transactions or Events.

            (b) Prior to the Expiration Time, unless the Rights will be redeemed pursuant to Section 5.1 hereof in  connection  therewith,  the Company shall not enter into any  agreement  with  respect to,  consummate  or permit to occur any

Flip-over  Transaction  or Event if at the time  thereof  there are any  rights,

warrants or  securities  outstanding  or any other  arrangements,  agreements or instruments  that would eliminate or otherwise  diminish in any material respect the benefits  intended to be afforded by this Rights Agreement to the holders of

Rights upon consummation of such transaction.

                                  ARTICLE IV

                               THE RIGHTS AGENT

      4.1 General.  (a) The Company  hereby  appoints the Rights Agent to act as
          -------
agent for the Company in accordance  with the terms and conditions  hereof,  and the Rights Agent hereby accepts such  appointment.  The Company agrees to pay to the  Rights  Agent  reasonable  compensation  for all  services  rendered  by it hereunder and, from time to time, on demand of the Rights Agent,  its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this  Agreement and the exercise and  performance of its duties hereunder.  The Company  also agrees to  indemnify  the Rights Agent for, and to hold it harmless  against,  any loss,  liability,  or expense,  incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in  connection  with the acceptance  and  administration  of this  Agreement,  including  the  costs  and expenses of defending against any claim of liability.

            (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action  taken,  suffered or omitted by it in connection with its  administration  of this Agreement in reliance upon any certificate for securities purchasable upon exercise of Rights, Rights Certificate,  certificate for other securities of the Company, instrument of assignment or transfer, power

of  attorney,  endorsement,   affidavit,  letter,  notice,  direction,  consent,

certificate,  statement, or other paper or document believed by it to be genuine and to be signed,  executed and, where necessary,  verified or acknowledged,  by the proper person or persons.

      4.2 Merger or  Consolidation  or Change of Name of Rights  Agent.  (a) Any
          ------------------------------------------------------------
corporation  into which the Rights  Agent or any  successor  Rights Agent may be merged or with
which it may be  consolidated,  or any corporation  resulting from any merger or consolidation  to which the  Rights  Agent or any  successor  Rights  Agent is a party, or any corporation succeeding to the shareholder services business of the

Rights Agent or any successor Rights Agent,  will be the successor to the Rights

Agent under this  Agreement  without the execution or filing of any paper or any further  act on the  part  of any of the  parties  hereto,  provided  that  such corporation  would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof.  In case at the time such successor Rights

Agent  succeeds  to the  agency  created  by this  Agreement  any of the  Rights

Certificates  have been  countersigned  but not  delivered,  any such  successor

Rights Agent may adopt the  countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned;  and in case at that time any of the Rights  Certificates  have not been  countersigned,  any successor Rights

Agent  may  countersign  such  Rights  Certificates  either  in the  name of the predecessor  Rights Agent or in the name of the successor  Rights Agent;  and in all such cases such Rights Certificates will have the full force provided in the

Rights Certificates and in this Agreement.

            (b) In case at any time the name of the Rights  Agent is changed and at such time any of the Rights  Certificates  shall have been  countersigned but not delivered,  the Rights Agent may adopt the countersignature  under its prior name and deliver Rights Certificates so countersigned;  and in case at that time any of the Rights  Certificates  shall not have been  countersigned,  the Rights

Agent may countersign  such Rights  Certificates  either in its prior name or in its changed name; and in all such cases such Rights  Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

      4.3 Duties of Rights  Agent.  The Rights Agent  undertakes  the duties and
          -----------------------
obligations  imposed by this Agreement upon the following  terms and conditions,

by all of which the  Company and the  holders of Rights  Certificates,  by their acceptance thereof, shall be bound:

            (a) The Rights  Agent may  consult  with legal  counsel  (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete  authori  zation and  protection  to the Rights  Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

            (b) Whenever in the  performance  of its duties under this Agreement the Rights  Agent deems it  necessary  or  desirable  that any fact or matter be proved or  established  by the Company  prior to taking or suffering  any action hereunder,  such fact or matter  (unless  other  evidence in respect  thereof be herein  specifically  prescribed)  may be deemed to he  conclusively  proved and established by a certificate  signed by a person believed by the Rights Agent to be the Chairman of the Board,  the  President or any Vice  President  and by the

Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary

of the Company and delivered to the Rights Agent;  and such  certificate will be full  authorization to the Rights Agent for any action taken or suffered in good faith by it under  the  provisions  of this  Agreement  in  reliance  upon  such certificate.

            (c) The  Rights  Agent  will be  liable  hereunder  only for its own negligence, bad faith or willful misconduct.

            (d) The  Rights  Agent will not be liable for or by reason of any of the  statements  of fact or  recitals  contained  in  this  Agreement  or in the certificates  for securities  purchasable  upon exercise of Rights or the Rights

Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

            (e) The Rights Agent will not be under any responsibility in respect of the validity of this  Agreement or the execution and delivery  hereof (except the due authorization,  execution and delivery hereof by the Rights Agent) or in respect  of  the  validity  or  execution  of  any  certificate  for  securities

purchasable  upon  exercise  of  Rights  or  Rights   Certificate   (except  its

countersignature  thereof);  nor will it be  responsible  for any  breach by the

Company of any  covenant or  condition  contained  in this  Agreement  or in any

Rights  Certificate;   nor  will  it  be  responsible  for  any  change  in  the

exercisability  of the Rights  (including  the Rights  becoming void pursuant to

Section  3.1(b)  hereof) or any  adjustment  required  under the  provisions  of

Section 2.4, 3.1 or 3.2 hereof or responsible  for the manner,  method or amount of any such adjustment or the  ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the  certificate  contemplated  by Section  2.4  describing  any such

adjustment);   nor  will  it  by  any  act  hereunder  be  deemed  to  make  any representation  or  warranty  as to  the  authorization  or  reservation  of any securities  purchasable  upon  exercise of Rights or any Rights or as to whether any securities  purchasable  upon exercise of Rights will, when issued,  be duly and  validly  authorized,  executed,  issued  and  delivered  and fully paid and nonassessable.

            (f) The Company  agrees that it will perform,  execute,  acknowledge and deliver or cause to be performed,  executed,  acknowledged and delivered all such further and other acts,  instruments  and  assurances as may  reasonably be required by the Rights Agent for the carrying  out or  performing  by the Rights

Agent of the provisions of this Agreement.

            (g) The Rights  Agent is hereby  authorized  and  directed to accept instructions  with respect to the  performance of its duties  hereunder from any person  believed  by the  Rights  Agent to be the  Chairman  of the  Board,  the

President or any Vice  President or the Secretary or any Assistant  Secretary or

the  Treasurer or any Assistant  Treasurer of the Company,  and to apply to such persons for advice or instructions  in connection with its duties,  and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

            (h) The  Rights  Agent and any  stockholder,  director,  officer  or employee of the Rights Agent may buy,  sell or deal in Common  Stock,  Rights or other  securities  of  the  Company  or  become  pecuniarily  interested  in any transaction  in which the Company may be  interested,  or contract  with or lend money to the Company or otherwise  act as fully and freely as though it were not

Rights Agent under this  Agreement.  Nothing  herein  shall  preclude the Rights

Agent from acting in any other  capacity  for the Company or for any other legal entity.

            (i) The Rights  Agent may execute and  exercise any of the rights or powers hereby vested in it or perform any duty hereunder  either itself or by or through its attorneys or agents,  and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the  Company  resulting  from any such  act,  default,

neglect or misconduct,  provided  reasonable care was exercised in the selection and continued employment thereof.

      4.4 Change of Rights Agent.  The Rights Agent may resign and be discharged
          ----------------------
from its duties under this Agreement upon 90 days' notice (or such lesser notice as is  acceptable  to the Company) in writing  mailed to the Company and to each transfer agent of Common Stock by
registered  or certified  mail,  and to the holders of the Rights in  accordance with  Section  5.9. The Company may remove the Rights Agent upon 30 days' notice in writing,  mailed to the Rights Agent and to each transfer agent of the Common

Stock by  registered  or  certified  mail,  and to the  holders of the Rights in accordance  with Section 5.9. If the Rights Agent should resign or be removed or otherwise  become  incapable of acting,  the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment  within a period of 30 days after such  removal or after it has been  notified in writing of such resignation or incapacity by the resigning or  incapacitated  Rights Agent or by the holder of any Rights  (which  holder  shall,  with such notice,  submit such holder's Rights  Certificate for inspection by the Company),  then the holder of any Rights may apply to any court of competent  jurisdiction for the appointment of a new Rights Agent.  Any successor  Rights  Agent,  whether  appointed by the

Company or by such a court, shall be a corporation  organized and doing business under the laws of the  United  States or of the State of  Maryland  or any other

State of the United  States,  in good standing,  which is authorized  under such laws to exercise the powers of the Rights Agent  contemplated  by this Agreement and is subject to supervision  or examination by federal or state  authority and which has at the time of its appointment as Rights Agent a combined  capital and surplus of at least $50,000,000.  After appointment,  the successor Rights Agent will be vested with the same powers,  rights,  duties and responsibilities as if it had been  originally  named as Rights Agent without  further act or deed; but the predecessor  Rights Agent shall deliver and transfer to the successor Rights

Agent any property at the time held by it hereunder, and execute and deliver any further assurance,  conveyance, act or deed necessary for the purpose. Not later than the effective  date of any such  appointment,  the Company will file notice thereof in writing with the
predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice  thereof  in writing to the  holders of the  Rights.  Failure to give any notice provided for in this Section 4.4, however,  or any defect therein,  shall not affect the legality or validity of the  resignation or removal of the Rights

Agent or the appointment of the successor Rights Agent, as the case may be.

                                   ARTICLE V

                                 MISCELLANEOUS

      5.1  Redemption.  (a) The Board of  Directors  of the Company  may, at its
           ----------
option, at any time prior to the close of business on the Flip-in Date, elect to redeem all (but not less than all) the then outstanding Rights at the Redemption

Price and the Company,  at its option,  may pay the  Redemption  Price either in cash or shares of Common Stock or other  securities of the Company deemed by the

Board of  Directors,  in the  exercise  of its sole  discretion,  to be at least equivalent in value to the Redemption Price.

            (b)  Immediately  upon the action of the Board of  Directors  of the

Company  electing to redeem the Rights (or,  if the  resolution  of the Board of

Directors  electing to redeem the Rights states that the redemption  will not be effective  until the  occurrence of a specified  future time or event,  upon the occurrence of such future time or event), without any further action and without any notice,  the right to exercise the Rights will terminate and each Right will thereafter  represent only the right to receive the Redemption  Price in cash or securities,  as determined by the Board of Directors.  Promptly after the Rights are  redeemed,  the Company  shall give notice of such  redemption to the Rights

Agent and the holders of the then  outstanding  Rights by mailing such notice in accordance with Section 5.9.

      5.2  Expiration.  The  Rights  and  this  Agreement  shall  expire  at the
           ----------
Expiration  Time and no Person shall have any rights  pursuant to this Agreement or any Right after the Expiration Time,  except,  if the Rights are exchanged or redeemed, as provided in Section 3.1 or 5.1 hereof.

      5.3  Issuance  of  New  Rights  Certificates.  Notwithstanding  any of the
           ---------------------------------------
provisions of this Agreement or of the Rights to the contrary,  the Company may,

at its option,  issue new Rights Certificates  evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the  number or kind or class of shares of stock  purchasable  upon  exercise  of

Rights made in accordance with the provisions of this Agreement. In addition, in connection  with the  issuance or sale of shares of Common  Stock by the Company following the Separation  Time and prior to the Expiration  Time pursuant to the terms of securities  convertible or redeemable into shares of Common Stock or to options,  in each case  issued or  granted  prior to,  and  outstanding  at, the

Separation Time, the Company shall issue to the holders of such shares of Common

Stock,  Rights  Certificates  representing  the appropriate  number of Rights in connection  with the issuance or sale of such shares of Common Stock;  provided,
                                                                       --------
however,  in each case, (i) no such Rights  Certificate shall be issued, if, and
-------
to the extent that,  the Company  shall be advised by counsel that such issuance would create a  significant  risk of material  adverse tax  consequences  to the

Company or to the Person to whom such Rights  Certificates would be issued, (ii)

no such  Rights  Certificates  shall  be  issued  if,  and to the  extent  that,

appropriate  adjustment  shall have  otherwise been made in lieu of the issuance thereof,  and (iii) the Company shall have no  obligation  to distribute  Rights

Certificates  to any Acquiring  Person or Affiliate or Associate of an Acquiring

Person or any transferee of any of the foregoing.

      5.4 Supplements and Amendments.  The Company and the Rights Agent may from
          --------------------------
time to time  supplement  or amend this  Agreement  without the  approval of any holders of Rights (i) prior to the close of business on the Flip-in Date, in any respect and (ii) after the close of business  on the Flip-in  Date,  to make any changes that the Company may deem  necessary  or  desirable  and which shall not materially  adversely affect the interests of the holders of Rights generally or in order  to cure any  ambiguity  or to  correct  or  supplement  any  provision contained herein which may be inconsistent  with any other provisions  herein or otherwise  defective.  The  Rights  Agent  will duly  execute  and  deliver  any supplement  or amendment  hereto  requested by the Company  which  satisfies the terms of the preceding sentence.

      5.5 Fractional  Shares.  If the Company  elects not to issue  certificates
          ------------------
representing  fractional  shares upon  exercise  or  redemption  of Rights,  the

Company  shall,  in  lieu  thereof,  in the  sole  discretion  of the  Board  of

Directors,  either (a) evidence such  fractional  shares by depositary  receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it,  providing  that each holder of a depositary  receipt shall have all of the rights,  privileges  and  preferences  to which such holder  would be entitled as a beneficial owner of such fractional share, or (b) sell such shares on  behalf of the  holders  of Right  and pay to the  registered  holder of such

Rights the appropriate fraction of p rice per share received upon such sale.

      5.6 Rights of Action.  Subject to the terms of this  Agreement  (including
          ----------------
Section  3.1(b)),  rights of action in  respect  of this  Agreement,  other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights,  without the consent of the

Rights  Agent or of the holder of any other  Rights,  may, on such  holder's own behalf and for such holder's own benefit and the benefit of other holders of

Rights,  enforce,  and may institute and maintain any suit, action or proceeding against the Company to enforce,  or otherwise  act in respect of, such  holder's right to exercise such holder's  Rights in the manner  provided in such holder's

Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies  available to the holders of Rights,  it is  specifically  acknowledged that the  holders  of Rights  would not have an  adequate  remedy at law for any breach of this  Agreement  and will be entitled to specific  performance  of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

      5.7 Holder of Rights Not Deemed a Stockholder.  No holder, as such, of any
          -----------------------------------------
Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other  securities  which may at any time be issuable on the exercise of such Rights,  nor shall anything  contained  herein or in any

Rights  Certificate  be  construed  to confer upon the holder of any Rights,  as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter  submitted to  stockholders  at any meeting thereof,  or to give or withhold consent to any corporate  action, or to receive notice of meetings or other actions  affecting  stockholders  (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights,

or  otherwise,  until such Rights  shall have been  exercised  or  exchanged  in accordance with the provisions hereof.

      5.8 Notice of Proposed  Actions.  In case the Company  shall propose after
          ---------------------------
the  Separation  Time and prior to the  Expiration  Time (i) to effect or permit occurrence  of any  Flip-over  Transaction  or  Event  or  (ii)  to  effect  the liquidation,  dissolution or winding up of the Company, then, in each such case,

the Company shall give to each holder of a Right, in accordance with Section 5.9 hereof, a notice of such proposed action, which

shall  specify  the  date  on  which  such   Flip-over   Transaction  or  Event,

liquidation,  dissolution, or winding up is to take place, and such notice shall be so given at least 20  Business  Days  prior to the date of the taking of such proposed action.

      5.9 Notices.  Notices or demands  authorized or required by this Agreement
          -------
to be given or made by the Rights  Agent or by the holder of any Rights to or on the  Company  shall  be  sufficiently  given  or  made if  delivered  or sent by first-class mail, postage prepaid,  addressed (until another address is filed in writing with the Rights Agent) as follows:

                        Provident Bankshares Corporation
                            114 East Lexington Street
                               Baltimore, MD 21202
                              Attention: Secretary

      Any notice or demand  authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights  Agent shall be  sufficiently  given or made if delivered or sent by first-class  mail,

postage  prepaid,  addressed (until another address is filed in writing with the

Company) as follows:


                           Provident Bank of Maryland
                            114 East Lexington Street
                               Baltimore, MD 21202

      Notices or demands authorized or required by this Agreement to be given or

m&de by the Company or the Rights  Agent to or on the holder of any Rights shall be sufficiently  given or made if delivered or sent by first-class mail, postage prepaid,  addressed  to such  holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

      5.10  Suspension  of  Exercisability.  To  the  extent  that  the  Company
            ------------------------------
determines  in good faith that some  action  will or need be taken  pursuant  to

Section 3.1 or to comply with federal or state  securities laws, the Company may suspend the  exercisability  of the Rights for a  reasonable  period in order to take such action or comply with such laws. In the event of any such  suspension,

the Company shall issue as promptly as practicable a public announcement stating that the  exercisability or  exchangeability  of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required.

      Failure to give a notice  pursuant  to the  provisions  of this  Agreement shall not affect the validity of any action taken hereunder.

      5.11 Costs of  Enforcement.  The Company agrees that if the Company or any
           ---------------------
other Person the  securities  of which are  purchasable  upon exercise of Rights fails to fulfill any of its  obligations  pursuant to this  Agreement,  then the

Company or such Person will reimburse the holder of any Rights for the costs and expenses  (including  legal fees)  incurred by such holder in actions to enforce such holder's rights pursuant to any Rights or this Agreement.

      5.12 Successors.  All the covenants and provisions of this Agreement by or
           ----------
for the benefit of the  Company or the Rights  Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

      5.13  Benefits  of this  Agreement.  Nothing  in this  Agreement  shall be
            ----------------------------
construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal
or equitable  right,  remedy or claim under this  Agreement  and this  Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

      5.14  Determination and Actions by The Board of Directors,  etc. The Board
            ---------------------------------------------------------
of  Directors of the Company  shall have the  exclusive  power and  authority to administer  this  Agreement  and to exercise all rights and powers  specifically granted to the Board or to the  Company,  or as may be necessary or advisable in the administration of this Agreement,  including,  without limitation, the right and power to (i)  interpret the  provisions of this  Agreement and (ii) make all determinations  deemed  necessary or advisable  for the  administration  of this

Agreement.  All such actions,  calculations,  interpretations and determinations

(including,  for purposes of clause (y) below, all omissions with respect to the foregoing)  which  are done or made by the  Board in good  faith,  shall  (x) be final,  conclusive and binding on the Company,  the Rights Agent, the holders of the Rights and all other parties,  and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights.

      5.15  Descriptive   Headings.   Descriptive  headings  appear  herein  for
            ----------------------
convenience  only and shall not control or affect the meaning or construction of any of the provisions hereof.

      5.16 Governing  Law. THIS AMENDMENT  SHALL BE DEEMED TO BE A CONTRACT MADE
           --------------
UNDER THE LAWS OF THE STATE OF MARYLAND AND FOR ALL  PURPOSES  SHALL BE GOVERNED

BY AND  CONSTRUED  IN  ACCORDANCE  WITH THE  LAWS OF SUCH  STATE  APPLICABLE  TO

CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

      5.17  Counterparts.  This  Amendment  may be  executed  in any  number  of
            ------------
counterparts and each of such  counterparts  shall for all purposes be deemed to be an original,  and all such counterparts shall together constitute but one and the same instrument.

      5.18  Severability.  If any term or  provision  hereof or the  application
            ------------
thereof to any circumstance  shall, in any  jurisdiction  and to any extent,  be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction  to the  extent  of such  invalidity  or  unenforceability  without invalidating  or rendering  unenforceable  the  remaining  terms and  provisions hereof or the application of such term or provision to circumstances  other than those as to which it is held invalid or unenforceable.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                    PROVIDENT BANKSHARES CORPORATION



                                    By:   /s/ Carl W. Stearn
                                          --------------------------------------
                                          Name:  Carl W. Stearn
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer


                                    PROVIDENT BANK OF MARYLAND



                                    By:   /s/ Peter M. Martin
                                          --------------------------------------
                                    Name: Peter M. Martin
                                          Title: President

                                                                     EXHIBIT A
                                                                     ---------

                          (Form of Rights Certificate]

Certificate No. W-                                              _______ Rights


                  THE RIGHTS ARE SUBJECT TO REDEMPTION

                  OR MANDATORY EXCHANGE, AT THE OPTION

                  OF THE  COMPANY,  ON THE  TERMS  SET

                  FORTH IN THE RIGHTS  AGREEMENT. RIGHTS

                  BENEFICIALLY  OWNED  BY  ACQUIRING

                  PERSONS OR AFFILIATES OR ASSOCIATES

                  THEREOF (AS SUCH TERMS ARE DEFINED IN

                  THE RIGHTS  AGREEMENT) OR TRANSFEREES

                  OF ANY OF THE FOREGOING WILL BE VOID.



                               Rights Certificate

                        PROVIDENT BANKSHARES CORPORATION

      This certifies that  ____________________  , or registered assigns, is the registered  holder  of the  number  of Rights  set  forth  above,  each of which entitles the registered  holder  thereof,  subject to the terms,  provisions and conditions of the Stockholder  Protection Rights Agreement,  dated as of January

18,  1995 (as  amended  from  time to time,  the  "Rights  Agreement"),  between

Provident Bankshares  Corporation,  a Maryland corporation (the "Company"),  and

Provident  Bank of Maryland,  as Rights Agent (the  "Rights  Agent",  which term shall  include  any  successor  Rights  Agent  under the Rights  Agreement),  to purchase from the Company at any time after the Separation.

Time (as such term is defined in the Rights Agreement) and prior to the close of business on January 18, 2005, one one-hundredth of a fully paid share of Class A

Preferred  Stock,  par value  $1.00 per share (the  "Preferred  Stock"),  of the

Company  (subject to  adjustment  as provided  in the Rights  Agreement)  at the

Exercise Price referred to below, upon presentation and surrender of this Rights

Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in Baltimore,  Maryland.  The Exercise Price shall be

$120 per Right and shall be subject to adjustment in certain  events as provided in the Rights Agreement.

      In certain  circumstances  described in the Rights  Agreement,  the Rights

evidenced  hereby  may  entitle  the  registered   holder  thereof  to  purchase

securities  of an entity other chan the Company or  securities  or assets of the

Company other than Preferred Stock, all as provided in the Rights Agreement.

      This Rights  Certificate  is subject to all of the terms,  provisions  and conditions of the Rights Agreement,  which terms,  provisions and conditions are hereby  incorporated  herein by  reference  and made a part  hereof and to which

Rights Agreement  reference is hereby made for a full description of the rights,

limitations  of rights,  obligations,  duties and  immunities  hereunder  of the

Rights Agent, the Company and'the holders of the Rights Certificates.  Copies of the Rights  Agreement are on file at the principal office of the Company and are available without cost upon written request.

      This Rights Certificate,  wich or without other Rights Certificates,  upon surrender at the office of the Rights Agent designated for such purpose,  may be exchanged for another Rights  Certificate or Rights  Certificates  of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered.  If this

Rights  Certificate  shall be exercised in part, the registered  holder shall be entitled to receive,
upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

      Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances,

at its option,  at a redemption price of $0.01 per Right or (b) exchanged by the

Company  under  certain  circumstances,  at its option,  for one share of Common

Stock or one  one-hundredth  of a share of  Preferred  Stock per Right  (or,  in certain cases, other securities or assets of the Company),  subject in each case co adjustment in certain events as provided in the Rights Agreement.

      No holder of this Rights  Certificate,  as such, shall be entitled to vote or receive  dividends or be deemed for any purpose the holder of any  securities which may at any time be issuable on the  exercise  hereof,  nor shall  anything contained  in the Rights  Agreement  or herein be  construed  to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the  election of  directors  or upon any matter  submitted  to stockholders  at any  meeting  thereof,  or to give or  withhold  consent to any corporate  action,  or to receive notice of meetings or other actions  affecting stockholders  (except  as  provided  in the  Rights  Agreement),  or to  receive dividends or subscription  rights,  or otherwise,  until the Rights evidenced by this Rights  Certificate  shall have been  exercised or exchanged as provided in the Rights Agreement.

      This Rights  Certificate  shall not be valid or obligatory for any purpose until it shall have been counter-signed by the Rights Agent.

      WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


 Date: ____________________

 ATTEST:                                PROVIDENT BANKSHARES CORPORATION



____________________________              By_______________________
         Secretary


Countersigned:


PROVIDENT BANK OF MARYLAND



By:
   --------------------------
        Authorized Signature

                              FORM OF ASSIGNMENT
                              ------------------

(To be executed by the registered holder if such holder desires to transfer this Rights Certificate.)


      FOR VALUE RECEIVED _______________________  hereby

___________________________ sells, assigns and transfers unto (Please print name and address of  transferee)  this Rights  Certificate,  together with all right,

title and interest therein,  and does hereby irrevocably  constitute and appoint

_______________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.



Dated:  _______________ ,  199__




Signature Guaranteed:                     --------------------------------------
                                          Signature
                                          (Signature  must correspond to name as
                                          written  upon the face of this  Rights
                                          Certificate   in   every   particular,
                                          without  alteration or  enlargement or
                                          any change whatsoever)


       Signatures  must  be  guaranteed  by an  eligible  guarantor  institution

(banks,  stockbrokers,  savings  and loan  associations  and credit  unions with membership in an approved signature guarantee  Medallion  program),  pursuant to

SEC Rule l7Ad-15.

================================================================================

                            (To be completed if true)

The undersigned hereby represents,  for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the  knowledge of the  undersigned,  have never been,  Beneficially

Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).





                                          --------------------------------------

                                          Signature




================================================================================

                                     NOTICE

In  the event the  certification  set forth above is not completed in connection with a purported  assignment,  the Company will deem the Beneficial Owner of the

Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an  Affiliate  or Associate  thereof (as defined in the Rights  Agreement)  or a transferee  of any  of the  foregoing  and  accordingly  will  deem  the  Rights evidenced  by such  Rights  Certificate  to be  void  and  not  transferable  or exercisable.

                          FORM OF ELECTION TO EXERCISE
                          ----------------------------

                      (To be executed if holder desires to

                        exercise the Rights Certificate.)


TO: PROVIDENT BANKSHARES CORPORATION

      The    undersigned     hereby     irrevocably     elects    to    exercise

________________________   whole  Rights  represented  by  the  attached  Rights

Certificate  to purchase the shares of  Participating  Preferred  Stock issuable upon the exercise of such Rights and requests that  certificates for such shares be issued in the name of:


            ---------------------------------------
            Address:
            ---------------------------------------

            ---------------------------------------

            Social Security or Other Taxpayer
            Identification Number:
            ---------------------  ----------------------------

If  such number of Rights  shall not be all the Rights  evidenced by this Rights

Certificate,  a new Rights  Certificate  for the balance of such Rights shall be registered in the name of and delivered to:


            ---------------------------------------
            Address:
            ---------------------------------------

            ---------------------------------------

            Social Security or Other Taxpayer
            Identification Number:
            ---------------------   ----------------------------


Dated:       _______________,  199__

Signature Guaranteed:                     --------------------------------------
                                          Signature  (Signature  must correspond
                                          to name as  written  upon  the face of
                                          the  attached  Rights  Certificate  in
                                          every particular,  without  alteration
                                          or    enlargement    or   any   change
                                          whatsoever)

      Signatures  must be guaranteed  by a member firm of a registered  national securities exchange, a member of the National Association of Securities Dealers,

Inc., or a commercial bank or trust company having an office or correspondent in the United States.


================================================================================


                            (To be completed if true)

      The  undersigned  hereby  represents,  for the  benefit of all  holders of

Rights and shares of Common  Stock,  that the Rights  evidenced  by the attached

Rights Certificate are not, and, to the knowledge of the undersigned, have never been,  Beneficially  Owned by an  Acquiring  Person or an Affiliate or Associate

thereof (as defined in the Rights Agreement)



                                          --------------------------------------
                                          Signature



================================================================================


                                     NOTICE
                                     ------

      In the  event  the  certification  set  forth  above is not  completed  in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights  evidenced by the attached  Rights  Certificate to be an Acquiring

Person or an Affiliate or Associate thereof (as defined in the Rights Agreement)

or a transferee  of any of the foregoing  and  accordingly  will deem the Rights evidenced  by such  Rights  Certificate  to be  void  and  not  transferable  or exercisable.



                                      2